SHARE CAPITAL AND SHARE PREMIUM	6 Months Ended
Jun. 30, 2026
Disclosure of classes of share capital [abstract]
SHARE CAPITAL AND SHARE PREMIUM	SHARE CAPITAL AND SHARE PREMIUM
Shares

(Dollars in millions, except share and per share data)	June 30, 2026	December 31, 2025
Authorized:
2,000,000,000 ordinary shares of $0.0001 each	0.2	0.2
Issued and fully paid:
387,538,923 and (2025: 369,886,369) ordinary shares of $0.0001 each	0.1	0.1
A summary of movements in the Company’s share capital and share premium is as follows:

(Dollars in millions, except share and per share data)	Number of shares in issue	Share capital	Share premium	Total
At December 31, 2025 and January 1, 2026	369,886,369	$0.1	$2,750.3	$2,750.4
Issuance of ordinary shares, net	15,400,000	—	212.4	212.4
Exercise of share options	454,296	—	0.6	0.6
Reclassification of vesting of restricted share units	1,798,258	—	51.6	51.6
At June 30, 2026	387,538,923	$0.1	$3,014.9	$3,015.0

On June 17, 2026, Legend entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley Asia Limited, Jefferies LLC, and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the underwritten public offering (the “2026 Offering”) of 7,700,000 ADS, representing 15,400,000 ordinary shares, at a price to the public of $29.35 per ADS. The 2026 Offering closed on June 23, 2026, resulting in net proceeds of $212.4 million, after the deduction of underwriting discounts and commissions and directly attributable issuance costs of $13.6 million, which were recorded as a reduction of share premium. The Underwriters 30-day option to purchase up to 1,155,000 additional ADSs at the public offering price pursuant to the Underwriting Agreement, less the underwriting discounts and commissions, expired unexercised on July 17, 2026.